EXHIBIT 99.1

Mpower Holding Announces Second Quarter 2005 Results

ROCHESTER, NY - August 4, 2005 - Mpower Holding Corporation (AMEX: MPE), the parent company of Mpower Communications Corp., a leading provider of data and voice services to retail and wholesale business customers, today announced results of its operations for the second quarter ended
June 30, 2005.

“During the second quarter we substantially completed the integration of ICG’s California customer base and network into the Mpower business. Even with the significant focus on integration, we are pleased to report continued growth in our core customer revenue, which represented 94% of our company’s total operating revenue this quarter. We experienced a 128% year-over-year increase in billed revenue on higher margin T1-based platforms as we leverage our deep and dense facilities-based network to produce solid gross margins,” stated Mpower Chairman and Chief Executive Officer Rolla P. Huff. “With the vast majority of the integration of ICG completed, we are now in a position to benefit from the network and operational synergies of this acquisition in future quarters. We also continue to make progress on the build-out of our Las Vegas fiber network which should begin to provide additional cost benefits and sales opportunities for both our retail and wholesale channels in the first quarter of next year.”

The company’s total operating revenue for the second quarter of 2005 was $47.3 million, essentially even with the first quarter of 2005, and a 23% increase over the second quarter of 2004. Core customer revenue, which represents revenue from the sale of data and voice services, was $44.2 million in the second quarter of 2005, compared to $44.1 million in the first quarter of 2005 and growing 32% over the second quarter of 2004. Total operating revenue and core customer revenue for the second quarter of 2004 does not include revenue from the ICG California customer base acquired on January 1, 2005.

For the second quarter of 2005, Adjusted Gross Margin from continuing operations was $25.1 million or 53.2% of revenue, as compared to $25.9 million in the first quarter of 2005 and $20.8 million in the second quarter of 2004. Adjusted Gross Margin is calculated as gross margin excluding depreciation and amortization expense related to the cost of operating revenues. Gross margin, which includes depreciation and amortization, was $21.1 million in the second quarter of 2005, $22.4 million in the first quarter of 2005 and $18.8 million in the second quarter of 2004.

Selling, general and administrative (SG&A) expenses from continuing operations, excluding depreciation and amortization, were $23.0 million in the second quarter of 2005, level with SG&A expenses in the first quarter of 2005 and 26% higher than the second quarter of 2004. Mpower’s reported SG&A includes $1.2 million of incremental transition expenses related to the acquisition of ICG’s California assets and $0.1 million of agent selling expense-warrants, both of which are excluded from Adjusted EBITDA.

Mpower reported its eighth consecutive quarter of positive Adjusted EBITDA results with $3.4 million of Adjusted EBITDA in the second quarter of 2005. Adjusted EBITDA was $4.2 million in the first quarter of 2005 and $2.6 million in the second quarter of 2004.

The company’s loss from operations was $3.8 million in the second quarter of 2005, as compared to a $2.4 million loss in the first quarter of 2005, and a $1.3 million loss in the second quarter of 2004. Mpower recorded a net loss of $4.3 million in the second quarter of 2005 versus $3.8 million of net income in the first quarter of 2005 and a net loss of $1.4 million in the second quarter of 2004. As previously reported, net income in the first quarter of 2005 was positively impacted by a non-recurring $7.2 million lease termination agreement which was reflected in Other Income.

Basic and diluted loss per common share from continuing operations was $0.05 in the second quarter of 2005 as compared to basic and diluted income per common share of $0.04 in the first quarter of 2005 and a $0.02 basic and diluted loss per common share in the second quarter of 2004.

Capital expenditures in the second quarter of 2005 were $4.9 million, $1.2 million of which was related to the integration of ICG assets. Mpower ended the quarter with approximately $32.4 million in unrestricted cash, cash equivalents and investments available-for-sale, as compared to $37.8 million at the end of the first quarter of 2005.

Financial Statements and Reconciliation to GAAP
See the attached Financial Statements and Reconciliation to GAAP, which are an integral part of this press release, for our presentation of the most directly comparable GAAP measures to our use of the non-GAAP financial measures Adjusted Gross Margin and Adjusted EBITDA, which are Gross Margin which includes depreciation and amortization expense, and Net (Loss) Income, and a reconciliation of these measures to GAAP.

Company Presentation
A PowerPoint presentation and business model detailing Mpower’s quarterly results and financial projections can be found on the company’s Web site at www.mpowercom.com.

Webcast/Audio Stream & Conference Call to Discuss Second Quarter 2005 Results
Mpower will host a Webcast and conference call to discuss the details of its second quarter 2005 financial and operating results.

Date:	Thursday, August 4, 2005
Time:	10:00 a.m. (Eastern time)
Audio Live Number:	1-800-322-0079

Webcast & Audio Streaming Link/Instructions:
http://showvisuals.mshow.com/findshow.aspx?usertype=0&cobrand=128&shownumber=249277
This link will access both the audio and PowerPoint presentation for the call. Advanced registration on the site is recommended. Click on the link above to register in advance and/or join the conference call at the designated time.

Webcast Replay:	Available for 30 days after the call at above link
Audio Replay Number:	1-877-519-4471, PIN #6295859 from August 4, 2005 at 1:00 p.m. Eastern through August 11, 2005 at 5:00 p.m. Eastern

Use of Non-GAAP Financial Information
The SEC has adopted rules (Regulation G) regulating the use of non-GAAP financial measures. Because of Mpower’s use of non-GAAP financial measures, Adjusted Gross Margin and Adjusted EBITDA, to supplement Mpower’s consolidated financial statements presented on a GAAP basis, as well as the use of Adjusted EBITDA in forecasted guidance, Regulation G requires Mpower to include in this press release a presentation of the most directly comparable GAAP measures, which are Gross Margin, which includes depreciation and amortization expense, and Net (Loss) Income, and a reconciliation of the measures to GAAP. Mpower has presented a reconciliation of these measures for each of the periods presented above. The non-GAAP measure Adjusted EBITDA provides an enhancement to an overall understanding of Mpower’s past financial performance and prospects for the future as well as useful information to investors because of (i) the historical use by Mpower of Adjusted EBITDA as a performance measurement; (ii) the value of Adjusted EBITDA as a measure of performance before gains, losses or other charges considered to be outside the company’s core business operating results; and (iii) the use of Adjusted EBITDA, or a similar term, by almost all companies in the CLEC sector as a measurement of performance. Mpower has excluded from its presentation of Adjusted EBITDA, incremental transition expenses, stock-based compensation, gains on sales of assets, agent selling expense - warrants, other income (expense), and loss from discontinued operations because Mpower does not believe that including such items in Adjusted EBITDA provides investors with an appropriate measure of determining Mpower’s performance in its core business. The non-GAAP measure Adjusted Gross Margin provides an enhancement to an overall understanding of Mpower’s past financial performance and prospects for the future as well as useful information to investors because of (i) the historical use by Mpower of this measure as a performance measurement and (ii) the use of a similar calculation by almost all companies in the CLEC sector as a measurement of performance. Adjusted Gross Margin is calculated as gross margin excluding depreciation and amortization expense because Mpower does not believe that including such items in the calculation of Adjusted Gross Margin provides investors with an appropriate measure of analyzing Mpower’s historical financial performance or for comparing other similar companies in the CLEC sector. Mpower’s utilization of non-GAAP measurements is not meant to be considered in isolation or as a substitute for net (loss) income, (loss) income from continuing operations, cash flow, gross margin and other measures of financial performance prepared in accordance with GAAP. Adjusted Gross Margin and Adjusted EBITDA are not GAAP measurements and Mpower’s use of them may not be comparable to similarly titled measures employed by other companies in the telecommunications industry.

About Mpower Holding Corporation
Founded in 1996, Mpower Holding Corporation (AMEX:MPE) is the parent company of Mpower Communications, a leading facilities-based broadband communications provider offering a full range of data, telephony, Internet access and network services for retail business and wholesale customers in California, Nevada and Illinois. Further information about the company can be found at www.mpowercom.com.

Forward-Looking Statements
Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower cautions investors that certain statements contained in this press release that state our and/or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader that these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, our ability to retain ICG customers and to increase revenues from the acquired ICG business, our ability to effectively integrate the ICG business into our operations, unexpected costs of integrating the ICG business into our operations, future sales growth, changes in federal or state telecommunications regulations, market acceptance of our product and service offerings, the liquidity of our common stock, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, the effect of regulatory decisions on our access charges and operating costs, changes in technology, price competition, and other market conditions and risks detailed from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

Contacts

Mpower Communications Investor Contact: Gregg Clevenger, Chief Financial Officer Telephone: 585-218-6547 Email: gclevenger@mpowercom.com	Mpower Communications Media Contact: Michele Sadwick, Vice President Telephone: 585-218-6542 Email: msadwick@mpowercom.com

FINANCIAL STATEMENTS

BALANCE SHEET (amounts in $ thousands)	June 30, 2005	March 31, 2005	December 31, 2004
Current Assets
Cash and Cash Equivalents	$22,299	$27,631	$27,327
Investments Available-for-Sale	9,841	9,874	8,064
Accounts Receivable, net	12,518	13,247	10,140
Other Receivables	2,770	5,061	3,164
Prepaid Expenses and Other Current Assets	3,144	3,124	3,060
Total Current Assets	50,572	58,937	51,755
Property and Equipment, net	64,315	61,524	33,012
Long-Term Restricted Cash and Cash Equivalents	9,530	9,545	9,515
Long-Term Investments Available-for-Sale	260	260	2,041
Goodwill	8,798	5,301	-
Intangibles, net	4,669	6,360	4,367
Other Long-Term Assets	4,623	3,062	4,274
Total Assets	$142,767	$144,989	$104,964

Current Liabilities
Current Maturities of Capital Lease Obligations	$749	$378	$-
Accounts Payable	13,160	17,530	20,462
Accrued Sales Tax Payable	2,436	2,536	2,190
Accrued Bonus	777	741	2,508
Deferred Revenue	5,197	6,491	5,059
Accrued Other Expenses	16,406	14,008	11,756
Total Current Liabilities	38,725	41,684	41,975
Long-Term Capital Lease Obligations	23,353	19,031	-
Other Long-Term Liabilities	2,244	2,177	1,833
Total Liabilities	64,322	62,892	43,808
Common Stock	91	91	79
Additional Paid-in Capital	121,785	121,138	104,054
Accumulated Deficit	(43,431)	(39,132)	(42,977)
Total Stockholders' Equity	78,445	82,097	61,156
Total Liabilities and Stockholders' Equity	$142,767	$144,989	$104,964

STATEMENT OF OPERATIONS (amounts in $ thousands,	Three Months Ended	Three Months Ended	Three Months Ended
except share and per share amounts)	June 30, 2005	March 31, 2005	June 30, 2004
Operating Revenues:
Core Customer	$44,200	$44,056	$33,585
Switched Access	3,062	3,670	4,911
Total Operating Revenues	47,262	47,726	38,496

Operating Expenses:
Cost of Operating Revenues (exclusive of depreciation and amortization shown separately below. See Note 1.)	22,120	21,835	17,740
Selling, General and Administrative (exclusive of depreciation and amortization shown separately below.
See Note 2.)	22,971	22,730	18,251
Gain on Sale of Assets, net	(37)	(9)	(62)
Depreciation and Amortization	5,990	5,601	3,879
Total Operating Expenses	51,044	50,157	39,808

Loss from Operations	(3,782)	(2,431)	(1,312)

Other Income (Expense):
Interest Income	238	183	77
Interest Expense	(764)	(1,167)	(67)
Other Income (Expense)	12	7,292	(95)
(Loss) Income from Continuing Operations	(4,296)	3,877	(1,397)

Loss from Discontinued Operations	(3)	(32)	(7)
Net (Loss) Income	($4,299)	$3,845	($1,404)

Basic and Diluted Income (Loss) per Common Share:
(Loss) Income from Continuing Operations	($0.05)	$0.04	($0.02)
Loss from Discontinued Operations	$0.00	$0.00	$0.00
Net (Loss) Income	($0.05)	$0.04	($0.02)

Basic Weighted Average Common Shares Outstanding	91,441,361	91,331,930	78,417,485
Diluted Weighted Average Common Shares Outstanding	91,441,361	102,111,366	78,417,485

Adjusted Gross Margin	$25,142	$25,891	$20,756
Adjusted Gross Margin (% of Revenue)	53.2%	54.2%	53.9%

Adjusted EBITDA	$3,434	$4,172	$2,585
Adjusted EBITDA (% of Revenue)	7.3%	8.7%	6.7%

	Three Months Ended	Three Months Ended	Three Months Ended
RECONCILIATION TO GAAP (amounts in $ thousands)	June 30, 2005	March 31, 2005	June 30, 2004
Adjusted Gross Margin	$25,142	$25,891	$20,756
Depreciation and Amortization (allocated to Cost of Operating Revenues. See Note 1.)	(4,077)	(3,512)	(1,964)
Gross Margin (GAAP)	$21,065	$22,379	$18,792

	Three Months Ended	Three Months Ended	Three Months Ended
RECONCILIATION TO GAAP (amounts in $ thousands)	June 30, 2005	March 31, 2005	June 30, 2004
Adjusted EBITDA	$3,434	$4,172	$2,585
Agent Selling Expense - Warrants (See Note 3)	(90)	(122)	(41)
Stock-Based Compensation (See Note 3)	-	-	(39)
Incremental Transition Expense (See Note 3)	(1,173)	(889)	-
Gain on Sale of Assets, net	37	9	62
Depreciation and Amortization	(5,990)	(5,601)	(3,879)
Loss from Operations	(3,782)	(2,431)	(1,312)
Interest Income	238	183	77
Interest Expense	(764)	(1,167)	(67)
Other Income (Expense)	12	7,292	(95)
(Loss) Income from Continuing Operations	(4,296)	3,877	(1,397)
Loss from Discontinued Operations	(3)	(32)	(7)
Net (Loss) Income (GAAP)	($4,299)	$3,845	($1,404)

Note 1: Cost of operating revenues is exclusive of depreciation and amortization of $4,077, $3,512, and $1,964 for the three months ended June 30, 2005, March 31, 2005, and June 30, 2004.

Note 2: Selling, general and administrative expense is exclusive of depreciation and amortization of $1,913, $2,089, and $1,915 for the three months ended June 30, 2005, March 31, 2005, and June 30, 2004.

Note 3: Selling, general and administrative expense includes costs for Agent Selling Expense - Warrants, Stock-Based Compensation, and Incremental Transition Expenses related to the ICG acquisition, however these amounts are excluded from our adjusted EBITDA calculation.  These amounts total $1,263, $1,011, and $80 for the three months ended June 30, 2005, March 31, 2005, and June 30, 2004.

2005
GUIDANCE (amounts in $ thousands)	Low - High
Operating Revenue	$190,000 - $193,000

Adjusted EBITDA	$18,000 - $21,000
Agent Selling Expense - Warrants	($ 200)
Stock-Based Compensation Expense	($ 200)
Incremental Transition Expenses	($1,000)
Network Facility Relocation Expense	($500) - ($300)
Gain on Sale of Assets, net	$300
Depreciation and Amortization	(22,700) - (22,600)
Loss from Operations	($6,300) - ($3,000)
Other Income	$7,300
Interest Income	$400
Interest Expense	($3,600) - ($3,500)
(Loss) Income from Continuing Operations	($2,200) - $1,200
Loss from Discontinued Operations	($ 300)
Net (Loss) Income (GAAP) (A)	($2,500) - $900

Total CAPEX	$17,000 - $21,000

(A) Depreciation and amortization, interest expense, incremental transition expenses, and possibly certain other items that reconcile Adjusted EBITDA to the GAAP measurement Net Income (Loss) are subject to change based on future purchase accounting adjustments related to the ICG acquisition.  The final amounts may differ materially, or be classified differently, from forecasted amounts used in guidance.

2006
GUIDANCE	Low - High
Operating Revenue	3% - 7% growth

Adjusted EBITDA	25% - 35% growth

Total CAPEX	$11,000 - $13,000